UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023 (December 29, 2022)

Helbiz, Inc.

(Exact Name of Registrant as Specified in Charters)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

32 Old Slip, New York, NY 10005
(Address of Principal Executive Offices, and Zip Code)
(917) 675-7157
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	HLBZ	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	HLBZW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 4, 2023, we received written notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market, LLC (“Nasdaq”) stating that Nasdaq determined we were not in compliance with Nasdaq Listing Rule 5260(a) due to our failure to hold an annual meeting of the shareholders within the twelve months following our fiscal year ended December 31, 2021 (the “Annual Meeting”). The Notice has no immediate effect on the listing of our Class A common stock (symbol: HLBZ) or our warrants to purchase shares of Class A common stock (symbol: HLBZW) on the Nasdaq Capital Market.

The Notice stated that the failure to hold the Annual Meeting served as an additional basis for Nasdaq to consider delisting our securities on the Nasdaq Capital Market in addition to the fact that the Nasdaq Hearings Panel (the “Panel”) would consider the lack of an Annual Meeting as a factor in rendering a determination regarding our continued listing on The Nasdaq Capital Market. The letter further stated that, pursuant to Nasdaq Listing Rule 5810(d), we should present our views to the Panel with respect to the delinquency in holding our Annual Meeting.

We intend to present our views to the Panel with respect to the additional delinquency associated with the failure to timely hold the Annual Meeting, and to (i) note that we are reviewing our procedures with respect to Annual Meetings and (ii) request that the Panel grant an exception in order for us to hold the Annual Meeting at a later date. Under applicable Nasdaq Listing Rule 5815, the Panel has the discretion to grant an exception of up to 360 days following January 1, 2023, in order for us to hold the Annual Meeting. We cannot assure you, however, that the Panel will grant such an exception or grant our request for continued listing.

Item 3.02  Unregistered Sale of Equity Securities

From December 29, 2022, to January 6, 2023, we issued 2,218,249 shares of Class A common stock (the “Shares”) to our chief executive officer upon the conversion of portions of outstanding salary and bonuses due to him.

The above-described issuance has been determined to be exempt from registration under the Securities Act of 1933 in reliance on Section 4(a)(2) of the Securities Act.

Item 9.01  Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2023

HELBIZ, INC.

By:	/s/ Salvatore Palella
Name: Title:	Salvatore Palella Chief Executive Officer